EXHIBIT 99.2


                           CERTIFICATIONS PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, the undersigned, as Chief Executive Officer of Tumbleweed, Inc. (The "Company"), does hereby certify that to the undersigned's knowledge:

     1) the Company's annual report on Form 10-K for the fiscal year ending December 29, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ Terrance A. Smith
                                              ---------------------
                                              Terrance A. Smith
                                              President and Chief
                                              Executive Officer
Dated: March 28, 2003


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, the undersigned, as Chief Financial Officer of Tumbleweed, Inc. (The "Company"), does hereby certify that to the undersigned's knowledge:

     1) the Company's annual report on Form 10-K for the fiscal year ending December 29, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ Glennon F. Mattingly
                                               ------------------------
                                               Glennon F. Mattingly
                                               Vice President and
                                               Chief Financial Officer
Dated: March 28, 2003




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